Revenue from Contracts with Customers	6 Months Ended
Jun. 30, 2026
Revenue from Contracts with Customers [Abstract]
Revenue from Contracts with Customers
4.
REVENUE FROM CONTRACTS WITH CUSTOMERS

Disaggregation of revenue

The table below disaggregates total revenue by reportable segment (see Note 13) for the three and six months ended June 30, 2026 and 2025:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
(in USD and thousands)
Ocean	$885,302	$712,891	$1,548,884	$1,271,869
River	1,130,370	1,021,719	1,379,849	1,235,802
Other	174,829	145,757	315,509	269,752
Total revenue	$2,190,501	$1,880,367	$3,244,242	$2,777,423

Total revenue for the three months ended June 30, 2026 increased by $310.1 million to $2,190.5 million from $1,880.4 million for the same period in 2025. Total revenue for the six months ended June 30, 2026 increased by $466.8 million to $3,244.2 million from $2,777.4 million for the same period in 2025. These increases were primarily due to an increase in capacity driven by growth in the fleet, and higher revenue per passenger cruise day.

Regional economic trends affect the Group’s revenue and cash flows. The table below disaggregates percentage of passengers by source market, which is the passenger’s home country or region, for the three and six months ended June 30, 2026 and 2025:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
North America	88.1%	88.1%	89.0%	89.1%
Other	11.9%	11.9%	11.0%	10.9%
	100.0%	100.0%	100.0%	100.0%

The disaggregation by source market is similar across all reportable segments.

The Group’s vessels and ships primarily operate in Europe.